UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 25, 2025

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2025, Simon M. Bates informed DMC Global Inc. (“DMC”) of his decision to resign from the Board of Directors of DMC (the “Board”) effective April 30, 2025 and not to stand for re-election at the 2025 Annual Meeting of Stockholders, which is scheduled to be held on May 14, 2025 (the “Annual Meeting”). Mr. Bates resigned from his position in connection with his acceptance of a position at a company that directly competes with one of DMC’s businesses. Mr. Bates’s resignation was not due to any disagreement with DMC on any matter relating to DMC’s operations, policies or practices.

Effective as of April 30, 2025: (i) the size of the Board was reduced from six directors to five directors; and (ii) the Board reconstituted the standing committees of the Board as follows:

Audit Committee
Ruth I. Dreessen (Chair)
Clifton Peter Rose
Ouma Sananikone

Compensation Committee
Michael A. Kelly (Chair)
Clifton Peter Rose
Ruth I. Dreessen

Corporate Governance and Nominating Committee
Ouma Sananikone (Chair)
Clifton Peter Rose
Ruth I. Dreessen
Michael A. Kelly

Risk Committee
Clifton Peter Rose (Chair)
Michael A. Kelly
James O’Leary

The Board has nominated director Clifton Peter Rose as a substitute nominee for election as a director at the Annual Meeting in place of Mr. Bates. Mr. Rose has served as a director of the Board since 2016. In light of Mr. Bates’s resignation, Mr. Rose has agreed to continue serving as a director for another year, if elected, thus providing valuable continuity and preserving his institutional knowledge as DMC conducts a search for new directors. Additional information relating to Mr. Rose and his proposed election as a director at the Annual Meeting will be provided in a supplement to DMC’s Proxy Statement that will be filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated:	April 30, 2025	By:	/s/ Eric V. Walter
Name: Eric V. Walter
Title: Chief Financial Officer